UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 2, 2015

Date of Report

(Date of earliest event reported)

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 2, 2015, SYNCHRONY FINANCIAL (the “Company”) completed a public offering of $750,000,000 aggregate principal amount of 2.700% Senior Notes due 2020 (the “2020 Notes”) and $250,000,000 aggregate principal amount of Floating Rate Senior Notes due 2020 (the “Floating Rate Notes” and, together with the 2020 Notes, the “Notes”). The Notes are governed by an Indenture, dated as of August 11, 2014 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to the date hereof and as further supplemented by a Second Supplemental Indenture, dated as of February 2, 2015 (the “Second Supplemental Indenture”), between the Company and the Trustee (as so supplemented, the “Indenture”).

The Notes were offered pursuant to the Prospectus Supplement dated January 26, 2015 to the Prospectus dated December 11, 2014, which forms a part of the Company’s shelf registration statement on Form S-3 (File No. 333-200374) (the “Registration Statement”).

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indenture filed as Exhibit 4.1 hereto, and the forms of the foregoing series of Notes, which are included in Exhibit 4.1 hereto, each of which is incorporated by reference into this Item 8.01 and into the Registration Statement, and the Base Indenture, which was filed as exhibit to the Company’s Current Report on Form 8-K filed on August 13, 2014.

A copy of the opinion of Weil, Gotshal & Manges LLP, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

4.1	Second Supplemental Indenture, dated as of February 2, 2015, between Synchrony Financial and The Bank of New York Mellon, as Trustee.

4.2	Form of 2.700% Senior Notes due 2020 (included in Exhibit 4.1 hereto)

4.3	Form of Floating Rate Senior Notes due 2020 (included in Exhibit 4.1 hereto)

5.1	Opinion of Weil, Gotshal & Manges LLP, dated February 2, 2015.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: February 2, 2015	By:	/s/ Jonathan S. Mothner
	Name:	Jonathan S. Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

4.1	Second Supplemental Indenture, dated as of February 2, 2015, between Synchrony Financial and The Bank of New York Mellon, as Trustee.

4.2	Form of 2.700% Senior Notes due 2020 (included in Exhibit 4.1 hereto)

4.3	Form of Floating Rate Senior Notes due 2020 (included in Exhibit 4.1 hereto)

5.1	Opinion of Weil, Gotshal & Manges LLP, dated February 2, 2015.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1 hereto).

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